UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

ARTHROCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-27422 (Commission File Number)	94-3180312 (I.R.S. Employer Identification Number)

7000 West William Cannon Drive, Building One

Austin, TX  78735

(Address of principal executive offices, including zip code)

(512) 391-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On October 13, 2011, the U.S. District Court for the Western District of Texas granted preliminary approval of a proposed Stipulation of Settlement of federal and state derivative actions involving ArthroCare as nominal defendent, set a date for a final settlement approval hearing, and ordered publication of the Notice of Derivative Settlement.  The Stipulation of Settlement and Notice are attached hereto as Exhibit 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Number	Title
99.1	Proposed Notice of Derivative Settlement dated October 13, 2011.
99.2	Stipulation of Settlement dated August 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTHROCARE CORPORATION

Date: October 24, 2011	By:	/s/David Fitzgerald
David Fitzgerald
President and Chief Executive Officer